UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22252

Name of Fund: BlackRock Fixed Income Value Opportunities

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Fixed Income Value Opportunities, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2009

Date of reporting period: 06/30/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Fixed Income Value Opportunities
SEMI-ANNUAL REPORT | JUNE 30, 2009 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops – one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses – and more – between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month
US equities (S&P 500 Index)	3.16%	(26.21)%
Small cap US equities (Russell 2000 Index)	2.64	(25.01)
International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Trust Summary as of June 30, 2009	Fixed Income Value Opportunities

Investment Objective

BlackRock Fixed Income Value Opportunities (the “Trust”) seeks to provide high current income, with a secondary objective of capital appreciation. The Trust will invest at least 80% of its total assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments. The Trust will invest in securities the Advisor believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, an inability of other investors to evaluate risk and forced selling. It is anticipated that the Trust will terminate on or before December 31, 2014. No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the period since inception (February 27, 2009) through June 30, 2009, the Trust returned 14.42% based on net asset value (“NAV”). All returns reflect reinvestment of dividends. Following the extremely volatile market conditions of 2008, the residential and commercial mortgage, investment-grade corporate, and senior loan/bank loan sectors all traded to significantly depressed levels. This created very compelling entry points for many individual credits across these sectors. After the Trust’s initial public offering period, investor proceeds were allocated to these asset classes, with roughly one-third of the portfolio dedicated to each of the following sectors: non-agency mortgages (primarily prime and Alternative A-paper issues), commercial mortgages and corporate debt, including fixed-rate investment-grade debt, and floating-rate bank loans. Through the first three months of operations, the Trust saw very positive spread and price performance, leading up to a market pull-back in June and fears that the government might shift the focus of its securities purchase program. Agency debt and mortgage-backed securities spreads experienced substantial volatility. However, the Public-Private Investment Program (PPIP) and expansion of the Term Asset-Backed Securities Loan Facility (TALF) continue to evolve and remain a positive for the Trust. Overall, through its first four months, spreads have tightened significantly in each sector where the portfolio is invested, benefiting performance throughout the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to changes based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Initial Offering Date	February 27, 2009
Yield based on Net Asset Value as of June 30, 2009 ($1,121.87)[1]	8.02%
Current Quarterly Distribution per Common Share[2]	$ 22.50
Current Annualized Distribution per Common Share[2]	$ 90.00

1       Yield on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. Past performance does not guarantee future results.

2       The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust’s NAV per share:

	06/30/09	02/27/09	Change	High	Low
Net Asset Value	$1,121.87	$1,000.00	12.19%	$1,154.29	$997.39

The following charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition	Percent of Long-Term Investments
Non-Agency Mortgage-Backed Securities:
Collateralized Mortgage Obligations	30%
Commercial Mortgage-Backed Securities	39
Corporate Bonds	18
Floating Rate Loan Interests	10
Taxable Municipal Bonds	2
Asset Backed Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	65
AA/Aa	3
A/A	6
BBB/Baa	11
BB/Ba	5
B/B	8
CCC/Caa	2
1 Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

4	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Fixed Income Value Opportunities

Derivative Instruments

The Trust may invest in various derivative instruments, including foreign currency exchange contracts, financial futures contracts and interest rate swaps as specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Trust’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	5

Schedule of Investments June 30, 2009 (Unaudited)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Countrywide Asset-Backed Certificates, Series 07-4, Class A1A,
0.43%, 9/25/37(a)	$2,147	$1,906,743
Structured Asset Securities Corp., Series 07-BC4, Class A3,
0.56%, 11/25/37(a)	2,045	1,721,101

Total Asset Backed Securities — 1.1%		3,627,844

Corporate Bonds
Commercial Banks — 1.4%
HSBC Bank USA N.A., Subordinated Unsecured Notes,
4.63%, 4/01/14	5,000	4,908,935

Diversified Financial Services — 2.5%
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12	5,000	5,434,270
TIAA Global Markets, Inc., Notes,
5.13%, 10/10/12(b)	3,000	3,137,577

		8,571,847

Diversified Telecommunication Services — 1.7%
Qwest Corp., Senior Unsecured Notes,
8.38%, 5/01/16(b)	500	482,500
TELUS Corp. (Canada), Senior Unsecured Notes,
8.00%, 6/01/11(c)	5,000	5,366,350

		5,848,850

Electric Utilities — 2.3%
Calpine Construction Finance Co. LP/CCFC Finance Corp., Senior Secured Notes,
8.00%, 6/01/16(b)	500	478,750
Dominion Resources Inc., Senior Notes,
8.88%, 1/15/19	2,000	2,385,082
Potomac Electric Power Co., Senior Secured Notes,
4.65%, 4/15/14	5,000	4,969,605

		7,833,437

Insurance — 1.5%
Metropolitan Life Global Funding I, Senior Secured Notes,
5.13%, 4/10/13(b)	5,000	5,085,385

Media — 3.7%
Cox Communications, Inc., Senior Unsecured Notes,
7.13%, 10/01/12	5,000	5,374,780
Thomson Reuters Corp. (Canada), Senior Unsecured Notes,
5.95%, 7/15/13(c)	2,000	2,045,952
Time Warner Cable, Inc., Senior Unsecured Notes,
5.40%, 7/02/12	5,000	5,168,000

		12,588,732

Multi-Utilities — 2.5%
DTE Energy Co., Senior Unsecured Notes,
7.05%, 6/01/11	5,000	5,232,430
Enbridge Energy Partners, Senior Unsecured Notes,
9.88%, 3/01/19	3,000	3,477,981

		8,710,411

Wireless Telecommunication Services — 2.1%
Alltel Corp., Senior Unsecured Notes,
7.00%, 7/01/12	5,000	5,400,395
CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes,
7.75%, 5/01/17(b)	750	731,250
Cricket Communications, Inc., Senior Secured Notes,
7.75%, 5/15/16(b)	1,000	962,500

		7,094,145

Total Corporate Bonds — 17.7%		60,641,742

Floating Rate Loan Interests
Aerospace & Defense — 0.3%
Booz Allen Hamilton, Inc., Tranche B Term Loan,
7.50%, 7/31/15(a)	497	496,314
L-1 Identity Solutions Operating Co., Term Loan,
6.75%, 8/05/13(a)	487	484,092

		980,406

Auto Components — 0.5%
Allison Transmission, Inc.:
Term Loan, 3.07%, 8/07/14(a)	455	359,947
Term Loan, 3.08%, 8/07/14(a)	42	33,174
Goodyear Tire & Rubber Co., Term Loan (Second Lien),
2.07%, 4/30/14(a)	1,000	845,357
Navistar International Corp.:
Revolving Term Loan, 3.54%, 1/19/12(a)	57	48,769
Revolving Term Loan, 3.68%, 1/19/12(a)	77	65,981
Term Advance, 3.68%, 1/19/12(a)	367	315,563

		1,668,791

Chemicals — 0.8%
Ashland Inc., Term B Loan,
7.65%, 5/13/14(a)	470	472,585
Brenntag Holding GmbH & Co.:
Acquisition Term Loan, 2.31%, 1/20/14(a)	38	35,110
Acquisition Term Loan, 3.50%, 1/20/14(a)	5	4,948
Facility B-2 Term Loan, 2.31%, 1/20/14(a)	65	59,126
Facility B-2 Term Loan, 3.50%, 1/20/14(a)	278	253,983
Term B-2 Loan, 2.31%, 1/20/14(a)	110	100,938
Nalco Co., Term B Loan,
6.50%, 5/13/16(a)	500	501,875
PQ Corp. (aka Niagara Acquisition, Inc.):
Original Term Loan (First Lien), 4.29%, 7/30/14(a)	946	726,776
Term Loan (First Lien), 3.56%, 7/31/14(a)	50	38,658
Solutia, Inc., Term Loan,
7.25%, 2/28/14(a)	497	455,545

		2,649,544

Trust Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, we have abbreviated certain descriptions according to the following list.	EUR	Euro	USD	United States Dollar
	GBP	British Pound

See Notes to Financial Statements.

6	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Floating Rate Loan Interests
Commercial Services & Supplies — 0.3%
Coinmach Corp.:
Delayed Draw Term Loan, 3.32%, 11/14/14(a)	$375	$288,438
Delayed Draw Term Loan, 3.76%, 11/14/14(a)	374	287,715
Term Loan, 3.76%, 11/14/14(a)	497	391,761

		967,914

Computers & Peripherals — 0.2%
First Data Corp., Term B-2 Loan,
3.07%, 9/24/14(a)(d)	497	372,213
SunGard Data Systems, Inc., Incremental Term Loan,
6.75%, 2/28/14(a)	497	493,762

		865,975

Containers & Packaging — 0.3%
Smurfit-Stone Container Enterprises, Inc.:
Revolving Term Loan, 7.02%, 1/28/10(a)	385	377,300
Term Loan, 10.00%, 2/03/10(a)	607	612,529

		989,829

Finance — 0.2%
Wind Finance SL S.A. (Luxembourg), Facility (Second Lien),
7.20%, 12/17/14(a)	500	663,509

Food Products — 0.8%
Dole Food Co., Inc.:
Credit Linked Loan, 6.86%, 4/12/13(a)	107	106,735
Solvest Term C Loan, 8.00%, 4/12/13(a)	23	22,861
Term B Loan, 8.00%, 4/12/13(a)	8	8,361
Term C Loan, 8.00%, 4/12/13(a)	332	331,877
Tranche B Term Loan, 8.00%, 4/12/13(a)	179	178,794
Tranche C Term Loan, 8.00%, 4/12/13(a)	343	342,582
Wrigley Jr. Co., Tranche B Term Loan,
6.50%, 10/06/14(a)	1,755	1,759,563

		2,750,773

Health Care Providers & Services — 0.9%
Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.57%, 7/25/14(a)	24	21,410
Funded Term Loan, 2.57%, 7/25/14(a)	33	29,918
Funded Term Loan, 2.92%, 7/25/14(a)	434	389,766
Fresenius SE:
Tranche B-1 Term Loan, 6.75%, 7/06/14(a)	806	808,896
Tranche B-2 Term Loan, 6.75%, 7/06/14(a)	434	435,761
HCA, Inc., Tranche A-1 Term Loan,
3.22%, 11/19/12(a)	878	795,591
HealthSouth Corp., Term Loan,
2.57%, 3/11/13(a)	497	464,170

		2,945,512

Household Durables — 0.1%
Jarden Corp., Term B-3 Loan,
3.72%, 1/24/12(a)	412	396,884

Household Products — 0.1%
Huish Detergents, Inc., Term Loan (Second Lien),
4.57%, 10/26/14(a)	500	467,500

Internet Software & Services — 0.2%
Ceridian Corp., US Term Loan,
3.32%, 11/09/14(a)(d)	1,000	755,000

Leisure Equipment & Products — 0.3%
Harrah’s Operating Co., Inc., Term B2 Loan,
4.09%, 1/28/18(a)(d)	1,323	965,612

Life Sciences Tools & Services — 0.3%
Invitrogen Corp./Life Technologies Corp., Facility B Term Loan,
5.25%, 11/21/15(a)	997	996,415

Media — 2.2%
Cengage Learning Acquisitions, Inc., Tranche 1 Term Loan,
7.50%, 7/03/14(a)	997	929,253
Charter Communications Operating, LLC:
Incremental Term Loan, 7.94%, 3/06/14(a)	1,000	980,000
Term Loan, 6.25%, 3/06/14(a)(e)	497	448,038
Newsday, LLC, Fixed Rate Term Loan,
9.75%, 8/01/13(a)	650	650,000
Nielsen Finance, LLC:
Dollar A Term Loan, 2.38%, 8/09/13(a)	540	484,830
Dollar B Term Loan, 4.36%, 5/01/16	1,129	1,014,142
Quebecor, Exit Term Loan,
9.00%, 6/30/12	300	282,000
Tribune Receivable LLC, Term Loan,
9.00%, 4/07/10(a)	200	200,500
UPC Financing Partnership, Facility U Term Loan,
4.94%, 12/31/17(a)	500	613,970
Virgin Media Investment Holdings Ltd.:
Facility A-2 Term Loan, 4.37%, 3/03/11(a)	624	917,570
Facility A-2 Term Loan, 4.56%, 3/03/11(a)	93	136,681
Weather Channel Holding Corp., Term Loan,
7.25%, 9/14/15(a)	995	994,366

		7,651,350

Multiline Retail — 0.4%
Alliance Boots Holdings Ltd., Term B1 Loan,
3.59%, 7/06/15(a)(d)	1,000	1,333,638

Multi-Utilities — 0.9%
Astoria Generating Co. Acquisitions, LLC, Term C Loan,
4.07%, 8/23/13(a)	150	129,500
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche Term Loan, 3.82%, 10/10/14(a)	3,953	2,818,085
Term B Loan, 3.81%, 10/10/14(a)	30	21,677

		2,969,262

Oil, Gas & Consumable Fuels — 0.1%
Dynegy Holdings, Inc.:
Term L/C Loan, 1.93%, 4/02/13(a)	462	413,588
Tranche B Term Loan, 1.93%, 4/02/13(a)	37	33,464

		447,052

Paper & Forest Products — 0.1%
Georgia-Pacific Corp.:
Term B Loan, 2.32%, 12/20/12(a)	31	29,272
Term B Loan, 3.29%, 12/20/12(a)	466	438,655

		467,927

Pharmaceuticals — 0.1%
DJO Finance, LLC/ReAble Therapeutics Finance, LLC:
Term B Loan, 3.31%, 5/20/14(a)	30	27,250
Term B Loan, 3.60%, 5/20/14(a)	206	185,144
Term Loan, 3.31%, 5/20/14(a)	261	234,090

		446,484

Professional Services — 0.3%
Navistar Financial Corp., Tranche A Term Loan,
2.38%, 7/01/10(a)	997	928,214

Publishing & Printing — 0.2%
HMH Publishing Co. Ltd. (aka Education Media), Tranche A Term Loan,
7.66%, 11/14/14(a)	1,004	697,660

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Floating Rate Loan Interests
Wireless Telecommunication Services — 0.4%
Hargray Acquisition Co., Term Loan,
3.26%, 6/27/14(a)	$500	$442,500
SBA Communications Corp., Term Loan,
1.97%, 11/01/10(a)	990	880,949

		1,323,449

Total Floating Rate Loan Interests — 10.0%		34,328,700

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 31.2%
American Home Mortgage Investment Trust, Series 05-1, Class 6A,
5.29%, 6/25/45(a)	3,824	2,085,738
Banc of America Funding Corp.:
Series 04-B, Class 5A1, 5.22%, 11/20/34(a)	3,573	2,467,505
Series 07-A, Class 2A1, 0.48%, 2/20/37(a)	2,613	1,089,493
Banc of America Mortgage Securities, Inc.:
Series 05-D, Class 2A5, 4.79%, 5/25/35(a)	4,112	2,959,862
Series 05-K, Class 2A1, 5.10%, 12/25/35(a)	10,431	7,397,032
Bear Stearns Adjustable Rate Mortgage Trust:
Series 05-4, Class 3A1, 5.36%, 8/25/35(a)	3,776	2,534,692
Series 05-6, Class 2A1, 5.39%, 8/25/35(a)	12,251	5,695,898
Bear Stearns ALT-A Trust:
Series 05-4, Class 1A1, 4.83%, 5/25/35(a)	5,770	2,860,716
Series 05-7, Class 24A1, 5.69%, 9/25/35(a)	12,411	6,719,414
Chase Mortgage Finance Corp., Series 05-A1, Class 2A1,
5.24%, 12/25/35(a)	10,016	6,828,562
CitiMortgage Alternative Loan Trust, Series 07-A8, Class A1,
6.00%, 10/25/37	4,204	2,672,717
Countrywide Alternative Loan Trust:
Series 05-21CB, Class A3, 5.25%, 6/25/35	3,363	2,681,486
Series 05-23CB, Class A15, 5.50%, 7/25/35	2,861	1,837,457
Series 05-86CB, Class A8, 5.50%, 2/25/36	4,602	3,461,857
Series 06-24CB, Class A23, 6.00%, 6/25/36	3,851	2,326,474
Series 07-16CB, Class 1A7, 6.00%, 8/25/37	6,848	4,699,296
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 06-9, Class A17, 0.81%, 5/25/36(a)	4,529	3,092,059
Series 07-17, Class 1A1, 6.00%, 10/25/37	3,313	2,434,284
Series 07-HY3, Class 4A1, 5.98%, 6/25/47(a)	5,182	3,224,831
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
0.51%, 2/25/47(a)	4,030	1,693,237
General Motors Acceptance Corp. Mortgage Corp. Loan Trust, Series 05-AR2, Class 2A,
4.87%, 5/25/35(a)	3,269	2,406,439
Indymac Index Mortgage Loan Trust, Series 06-AR31, Class A3,
5.99%, 11/25/36(a)	3,839	2,210,043
JPMorgan Mortgage Trust:
Series 064-A4, Class 4A2, 5.77%, 6/25/36	2,723	2,161,319
Series 06-A2, Class 2A1, 5.75%, 4/25/36	2,849	2,211,337
Master Asset Securitization Trust, Series 06-1, Class 4A1,
5.75%, 2/25/21	2,497	2,163,465
Merrill Lynch Mortgage Trust, Series 06-A3, Class 3A1,
5.82%, 5/25/36	4,334	2,091,137
Residential Accredit Loans, Inc., Series 07-QS13, Class 1A5,
5.50%, 9/25/35	3,199	2,302,041
Thornburg Mortgage Securities Trust:
Series 06-5, Class A1, 0.43%, 9/25/46(a)	1,760	1,614,003
Series 06-6, Class A1, 0.42%, 11/25/11(a)	3,651	3,279,021
Wells Fargo Mortgage Backed Securities Trust:
Series 05-AR15, Class 2A1, 5.11%, 9/25/35(a)	1,468	1,219,176
Series 06-AR10, Class 2A1, 5.62%, 7/25/36(a)	4,032	2,436,824
Series 06-AR10, Class 5A3, 5.59%, 7/25/36(a)	9,067	6,123,424
Series 06-AR10, Class 5A5, 5.59%, 7/25/36(a)	6,200	3,478,473
Series 06-AR13, Class A2, 5.75%, 9/25/36(a)	3,729	2,248,685
Series 06-AR2, Class 2A5, 5.07%, 3/25/36(a)	3,994	2,603,608

		107,311,605

Commercial Mortgage-Backed Securities — 37.1%
Adjustable Rate Mortgage Trust, Series 05-5, Class 5A21,
5.31%, 9/25/35(a)	3,937	2,542,677
Banc of America Commercial Mortgage, Inc., Series 01-PB1, Class A2,
5.79%, 8/11/11	4,483	4,548,425
Bear Stearns Commercial Mortgage Securities, Series 05-TOP6, Class A2,
6.46%, 3/15/12	1,770	1,797,036
Citigroup Commercial Mortgage Trust, Series 07-C6, Class ASB,
5.89%, 12/10/49(a)	5,000	4,351,944
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 06-CD2, Class AAB, 5.57%, 1/15/46	4,000	3,712,001
Series 07-CD4, Class ASB, 5.28%, 12/11/49	9,000	7,541,574
Commercial Mortgage Pass-Through Certificates, Series 07-C9, Class AAB,
6.01%, 12/10/49(a)	10,000	8,726,172
Credit Suisse First Boston Mortgage Securities Corp.:
Series 01-CKN5, Class 4A, 5.44%, 9/15/34	4,556	4,631,254
Series 06-3, Class 4A3, 5.50%, 4/25/36	3,537	2,640,721
GE Capital Commercial Mortgage Corp., Series 05-C4, Class A4,
5.48%, 11/10/45(a)	8,000	7,370,322
Goldman Sachs Mortgage Securities Corp. II, Series 06-GG6, Class AAB,
5.59%, 4/10/38	5,320	5,014,127
Greenwich Capital Commercial Funding Corp.:
Series 07-GG11, Class A2, 5.60%, 12/10/49	10,000	9,049,336
Series 07-GG9, Class A2, 5.38%, 3/10/39	5,605	5,262,640
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 06-CB15, Class ASB, 5.79%, 6/12/43	10,000	8,824,224
Series 07-LDII, Class ASB, 6.01%, 6/15/49	7,700	6,558,135
Lehman Brothers-UBS Commercial Mortgage Trust:
Series 01-C2, Class A2, 6.65%, 11/15/27	5,500	5,638,450
Series 06-C7, Class A2, 5.30%, 11/15/38	3,000	2,783,000
Series 07-C1, Class AAB, 5.40%, 2/15/40	11,174	9,565,130
Morgan Stanley Capital I, Inc., Series 07-IQ14, Class AAB,
5.65%, 4/15/49	10,000	8,842,924
Wachovia Bank Commercial Mortgage Trust:
Series 07-C32, Class A2, 5.92%, 6/15/49(a)	9,000	8,399,481

See Notes to Financial Statements.

8	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Series 07-C33, Class A2,
6.05%, 2/15/49(a)	$10,480	$9,556,653

		127,356,226

Total Non-Agency Mortgage-Backed Securities — 68.3%		234,667,831

Taxable Municipal Bonds — 1.4%
State of California Various Purposes GO,
5.65%, 4/01/39	5,000	4,944,250

Total Long-Term Investments (Cost — $303,537,868) — 98.5%		338,210,367

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.45%(f)(g) (Cost — $4,687,713) — 1.3%	4,687,713	4,687,713

Total Investments (Cost — $308,225,581*) — 99.8%		342,898,080
Other Assets in Excess of Liabilities — 0.2%		535,806

Net Assets — 100.0%		$343,433,886

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$308,225,581

Gross unrealized appreciation	$35,796,291
Gross unrealized depreciation	(1,123,792)

Net unrealized appreciation	$34,672,499

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	US dollar denominated security issued by foreign domiciled entity.

(d)	Restricted security as to resale, representing 1.0% of its net assets, were as follows:

Issue	Acquired Date	Cost	Value
First Data Corp., Term B-2 Loan, 3.07%, 9/24/14	3/03/09	$312,448	$372,213
Ceridian Corp., US Term Loan, 3.32%, 11/09/14	4/16/09	753,075	755,000
Harrah’s Operating Co., Inc., Term B2 Loan, 4.09%, 1/28/18	3/11/09	783,565	965,612
Alliance Boots Holdings Ltd., Term B1 Loan, 3.59%, 7/06/15	3/31/09	1,034,693	1,333,638

Total		$2,883,781	$3,406,067

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity		Income
BlackRock Liquidity Funds, TempFund	4,687,713	**	$197,891

**	Represents net purchase cost.

(g)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,117,521	EUR	820,500	Citibank, N.A.	7/15/09	$(33,532)
USD	1,576,000	GBP	2,606,074	Barclays Bank, Plc	8/26/09	13,384

Total						$(20,148)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	9

Schedule of Investments (concluded)

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Trust’s investments:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities:
Assets:
Asset Backed Securities	$—	$3,627,844	$—	$3,627,844
Corporate Bonds	—	60,641,742	—	60,641,742
Floating Rate Loan Interests	—	26,625,135	7,703,565	34,328,700
Non-Agency Mortgage-Backed Securities	—	234,667,831	—	234,667,831
Taxable Municipal Bonds	—	4,944,250	—	4,944,250
Short-Term Securities	4,687,713	—	—	4,687,713
Other Financial Instruments:[1]
Assets:	—	13,384	—	13,384
Liabilities:	—	(33,532)	—	(33,532)

Total	$4,687,713	$330,486,654	$7,703,565	$342,877,932

1	Other financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments and other financial instruments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Floating Rate Loan Interests
Balance, as of February 27, 2009	$—
Accrued discounts/premiums	60,712
Realized gain (loss)	2,384
Change in unrealized appreciation (depreciation)[2]	532,647
Net purchases (sales)	7,107,822
Net transfers in/out of Level 3	—

Balance, as of June 30, 2009	$7,703,565

2	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

10	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)
Assets
Investments at value - unaffiliated (cost — $303,537,868)	$338,210,367
Investments at value - affiliated (cost — $4,687,713)	4,687,713
Cash	2,699,770
Interest receivable	2,631,841
Foreign currency at value (cost — $489,394)	485,642
Investments sold receivable	371,278
Unrealized appreciation on foreign currency exchange contracts	13,384
Dividends receivable - affiliated	3,924

Total assets	349,103,919

Liabilities
Trail commissions payable	3,240,049
Investments purchased payable	1,908,181
Investment advisory fees payable	340,153
Service fees payable	67,886
Unrealized depreciation on foreign currency exchange contracts	33,532
Other affiliates payable	16,208
Officer’s and Trustees’ fees payable	6,580
Other accrued expenses payable	57,444

Total liabilities	5,670,033

Net Assets	$343,433,886

Net Assets Consist of
Paid-in capital	$302,084,750
Undistributed net investment income	1,171,200
Accumulated net realized gain	5,529,321
Net unrealized appreciation/depreciation	34,648,615

Net Assets	$343,433,886

Net Asset Value
Shares outstanding, unlimited number of shares authorized, $0.001 par value	306,125

Net asset value	$1,121.87

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	11

Statement of Operations

Period February 27, 2009[1] to June 30, 2009 (Unaudited)
Investment Income
Interest	$9,704,458
Dividends - affiliated	197,891

Total investment income	9,902,349

Expenses
Investment advisory	1,389,183
Service	277,837
Administration	55,656
Professional	39,414
Organization costs	22,000
Officer and Trustees	18,114
Transfer agent fee	17,694
Printing	16,800
Custodian	7,804
Miscellaneous	4,704

Total expenses	1,849,206
Less fees waived by advisor	(5,870)

Total expenses after fees waived	1,843,336

Net investment income	8,059,013

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,798,699
Financial futures contracts and swaps	(52,319)
Foreign currency	(217,059)

5,529,321

Net change in unrealized appreciation/depreciation on:
Investments	34,672,499
Foreign currency	(23,884)

34,648,615

Total realized and unrealized gain	40,177,936

Net Increase in Net Assets Resulting from Operations	$48,236,949

1	Commencement of operations.

See Notes to Financial Statements.

12	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	Period February 27, 2009[1] to June 30, 2009 (Unaudited)
Operations
Net investment income	$8,059,013
Net realized gain	5,529,321
Net change in unrealized appreciation/depreciation	34,648,615

Net increase in net assets resulting from operations	48,236,949

Dividends to Shareholders From
Net investment income	(6,887,813)

Capital Share Transactions
Shares sold	302,084,750

Net increase in net assets derived from capital share transactions	302,084,750

Net Assets
Total increase in net assets	343,433,886
Beginning of period	—

End of period	$343,433,886

End of period undistributed net investment income	$1,171,200

1	Commencement of operations

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	13

Financial Highlights

Period February 27, 2009[1] to June 30, 2009 (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$1,000.00 [2]

Net investment income[3]	26.33
Net realized and unrealized gain	131.24

Net increase from investment operations	157.57

Dividends from net investment income	(22.50)

Capital charges with respect to issuance of shares[4]	(13.20)

Net asset value, end of period	$1,121.87

Total Investment Return
Based on net asset value	14.42%[5]

Ratios to Average Net Assets
Total expenses[6]	1.65%[7,8]

Total expenses after fees waived	1.65%[7,8]

Net investment income	7.26%[8]

Supplemental Data
Net assets, end of period (000)	$343,434

Portfolio turnover	21%

1	Commencement of operations.

2	Net asset value, beginning of period, reflects a deduction of $25.64 per share sales charges from initial offering price of $1,025.64 per share.

3	Based on average shares outstanding.

4	Includes $11.27 per share attributable to trail commissions treated as offering costs charged to paid-in-capital.

5	Aggregate total investment return.

6	Excludes 0.25% trail commissions treated as offering costs charged to paid-in capital.

7	Organization costs were not annualized in the calculation of the expense ratio. If such expenses were annualized, the total expense ratio would have been 1.66%.

8	Annualized.

See Notes to Financial Statements.

14	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Fixed Income Value Opportunities (the “Trust”), is organized as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust determines, and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trust:

Valuation of Investments: The Trust’s investments are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Trust reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury. The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Trust may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	15

Notes to Financial Statements (continued)

securities. Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup their initial investments in IOs.

Floating Rate Loan Interests: The Trust may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Trust considers these investments to be investments in debt securities for purposes of its investment policies.

The Trust earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment, and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income or expense. Prepayment penalty fees are recognized on the accrual basis. When a Trust buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Trust may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Trust may include covenant waiver fees and covenant modification fees.

A Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Trust may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust segregates assets in connection with certain investments (e.g., swaps, foreign currency exchange contracts or financial futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Trust may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps and financial futures contracts). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), the Trust may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost method. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Trust amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Trust files US federal and various state and local tax returns. No income tax returns are currently under examination.

16	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Notes to Financial Statements (continued)

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets -an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share equivalent Investment Plan: Under the deferred compensation plan approved by the Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in the other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover the Trust’s deferred compensation liability, if any, are included in other assets on the Statement of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan, if any, are included in income -affiliated on the Statement of Operations.

Organization and Offering costs: Upon commencement of operations, organization costs associated with the establishment of the Trust were expensed by the Trust. Offering costs totaling $4,040,250, including estimated trail commissions to be paid over the life of the Trust, have been charged to paid-in capital. Under accounting principles generally accepted in the United States of America, the Trust’s estimated amount of trail commissions is considered to be an offering cost that is to be charged to paid-in capital upon the sale of the Trust’s shares. This accounting treatment differs from the treatment originally described in the Trust’s offering document, which presented trail commissions as a period expense. As a result of this change, offering costs were charged to paid-in-capital of $3,450,000, which resulted in a reduction of $11.27 per share to the Trust’s NAV.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to economically hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Trust may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Trust and its counterparties. The ISDA Master Agreement allows the Trust to offset with its counterparty each derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Trust from its counterparty are not fully collateralized contractually or otherwise, the Trust bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Trust is subject to interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in derivative financial instruments, as described below.

Financial Futures Contracts: The Trust may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency Exchange Contracts: The Trust may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing some of the investments held by the Trust. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	17

Notes to Financial Statements (continued)

gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. In the event of default by the counterparty to the transaction, the Trust’s maximum amount of loss, as either the buyer or seller, is the unrealized loss of the contract.

Swaps: The Trust may enter into swap agreements, in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Interest Rate Swaps: The Trust may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Trust’s maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

	Values of Derivative Instruments as of June 30, 2009*
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$13,384	Unrealized depreciation on foreign currency exchange contracts	$(33,532)

*	As of June 30, 2009, there were no financial futures contracts or interest rate swaps outstanding. During the period ended June 30, 2009, the Trust had limited activity in these transactions.

The Effect of Derivative Instruments on the Statement of Operations

Period Ended June 30, 2009

Net Realized Gain (Loss) from

Derivatives Recognized in Income

	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total
Interest rate contracts:
Financial futures contracts	$217,681	$(270,000)	—	$(52,319)
Foreign currency exchange contracts	—	—	$(274,495)	(274,495)

Total	$217,681	$(270,000)	$(274,495)	$(326,814)

Net Change in Unrealized Appreciation/Depreciation

on Derivatives Recognized in Income

Foreign Currency Exchange Contracts
Foreign currency exchange contracts	$(20,148)

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect,

18	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Notes to Financial Statements (continued)

wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Trust and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee based on the average daily value of the Trust’s managed assets, at the annual rate of 1.25%. Managed assets means the total assets of the Trust (including any assets attributable to borrowings, if any) minus the sum of total liabilities (other than debt representing financial leverage, if any).

In addition, the Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, pursuant to which BFM serves as sub-advisor for the Trust. The Manager pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for the Trust. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Trust. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Trust.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Transfer agent fees are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts.

PNCGIS serves as administrator for the Trust. For these services, the administrator receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Trust. The administration fee is based on a percentage of the average daily net assets at the following annual rates: 0.034% of the first $500 million, 0.029% of the next $500 million and 0.0225% of average of daily net assets in excess of $1 billion; plus an annual base fee of $50,000. In addition, PNCGIS may at its discretion, voluntarily waive all or any portion of its administration fees for the Trust.

The Trust has entered into a separate Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock, to provide for the initial distribution of the common shares on a reasonable best effort basis, subject to various conditions. Pursuant to the Trust’s Plan of Distribution, the Trust will pay over its life a monthly trail commission at an annual rate of 0.25% of the Trust’s daily net assets to BRIL, all or a portion of which may be reallowed to selling agents. As of June 30, 2009, the amount of the Trust’s trail commissions that has been estimated to be incurred over the life of the Trust is $3,450,000.

Any changes in the estimated amounts will be recorded as an adjustment to paid-in capital in the period determined. For the period February 27, 2009 (commencement of operations) to June 30, 2009, the Trust paid trail commissions to BRIL of $209,951.

The Trust will also pay out of its assets ongoing compensation to BRIL on an annual basis, all or a portion of which may be reallowed to selling agents, in connection with the provision of ongoing shareholder services in an amount equal to 0.25% of the net asset value of common shares owned by customers of the selling agent or, if applicable, BRIL.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates. The Trust reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the period February 27, 2009 to June 30, 2009, were $344,716,966 and $50,921,507, respectively.

5. Market, Credit, Liquidity and Limited Term Risk:

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Trust may be exposed to counterparty risk, or the risk that an entity with which the Trust has unsettled or open transactions may default. Financial assets, which potentially expose the Trust to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trust’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Trust’s Statement of Assets and Liabilities.

The Trust is designed primarily for long term investors and an investment in the Trust’s common shares should be considered to be illiquid. The Trust’s common shares will not be listed for trading on a securities exchange. Shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from net asset value. If the Trust does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase common shares that are tendered, which may increase risks for remaining shareholders and increase fund expenses.

It is anticipated that the Trust will terminate on or before December 31, 2014. While the Manager expects the Trust to maintain a term of six years, the Trust’s term may be shorter depending on market conditions. Beginning in 2012, the Manager may begin liquidating all or a portion of

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	19

Notes to Financial Statements (concluded)

the Trust’s portfolio. As the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money.

6. Capital Shares Transactions:

The Trust is authorized to issue an unlimited number of shares, par value $0.001 per share, initially classified as common shares. The common shares were sold at net asset value plus an initial sales charge not to exceed 2.50% of the offering price.

Offering costs incurred in connection with the Trust’s initial offering of common shares, including estimated trail commissions to be paid over the life of the Trust, have been charged against the proceeds for the initial common share offering in the amount of $4,040,250.

Transactions in shares were as follows:

Period February 27, 2009[1] to June 30, 2009
Shares
Common
Shares sold	306,125

Net increase	306,125

1	Commencement of operations.

7. Subsequent Events:

On July 7, 2009, the Executive Committee of the Board approved the Trusts’ participation in the TALF program. The TALF program was launched by the U.S. Department of the Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) will provide up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities and was expanded to include certain legacy commercial mortgage-backed securities (“Eligible Securities”). The Trust posted as collateral already held Eligible Securities, which were all commercial mortgage-backed securities, with a value of approximately $50.7 million in return for a loan of approximately $42 million with a 5 year term. The loan is considered economic leverage. The Trust paid a one time administration fee of 0.20% of the amount borrowed to the FRBNY. The Trust also pays a monthly financing fee of the 5 year LIBOR swap rate plus 1.00% of the outstanding loan amount. The FRBNY will cease making new loans on already held Eligible Securities on March 31, 2010, unless the program is extended.

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statement was completed through August 26, 2009, the date the financial statements were issued.

20	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Fixed Income Value Opportunities (the “Fund”) met on December 5, 2008 to consider the approval of the Fund’s investment management agreement (the “Management Agreement”) with BlackRock Advisors, LLC (the “Manager”). The Board also considered the approval of the Fund’s sub-investment advisory agreement (the “Sub-Advisory Agreement”) between the Fund, the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor” and, together with the Manager, the “Advisors” or “BlackRock” ). The Management Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of twelve individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and the Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which has one interested Board Member) and is chaired by an Independent Board Member.

Board Considerations in Approving the Agreements

In considering the Fund’s Agreements, the Board received information specifically related to the approval of the Agreements, including information regarding: (i) the investment objectives and policies of the Fund; (ii) the team of investment advisory personnel assigned to the Fund; (iii) the Fund’s management fee and total operating expenses as compared to funds with similar investment policies and strategies selected by Lipper, Inc. and the Advisors; and (iv) certain direct and indirect “fallout” benefits to BlackRock from its relationship with the Fund. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock’s management of relationships with service providers, resources devoted to compliance with such funds’ investment objectives and policies, the structure and expertise of the Advisors and their parent companies, BlackRock’s policies and procedures in respect of execution of portfolio transactions and other matters.

In considering the Agreements, the Board, including Independent Board Members, did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of all of the Fund’s surrounding circumstances. Matters considered by the Board, including the Independent Board Members, in approving the Agreements included the following:

A. Nature and Quality of Investment Advisory and Sub-Advisory Services: The Board, including the Independent Board Members, considered the nature and quality of the services to be provided by the Advisors, respectively, to the Fund. In this connection the Board considered: (i) BlackRock’s compliance record, including whether other funds advised by the Advisors have operated within their investment objectives, policies and restrictions; (ii) the Fund’s investment objectives, policies and restrictions; (iii) the resources of the Advisors and the size, education and experience of the Fund’s portfolio management team and the Advisors; and (iv) the Advisors’ use of technology and their approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

B. Nature and Quality of Other Services: The Board, including the Independent Board Members, then considered the nature, quality, cost and extent of administrative services to be performed by the Advisors under the Agreements and the nature and extent of BlackRock’s supervision of third party service providers.

C. Consideration of the Advisory Fees and Expenses: The Board, including the Independent Board Members, then considered the Fund’s fees and expenses. The Board noted that the Fund’s total annual expenses are estimated to be 2.00% per year, which includes a management fee of 1.25%, estimated fees for other expenses of 0.25%, and trailing compensation fees of 0.50%. The Board further noted that the Fund’s trailing compensation will encompass a 0.25% shareholder servicing fee and a 0.25% trailing commission. Additionally, unlike traditional closed-end fund offerings, the Fund will be distributed through BlackRock Investments, LLC (“BRIL”). The Board then considered that BRIL may enter into separate selling agreements with partner firms and that the offering will extend through a multi-month period. Further, the Fund will offer a modified sales load because of its unique blend of institutional and retail structures. The Board also considered that an up-front sales load schedule, with breakpoints based upon assets invested in the Fund, will apply to the offering.

The Board, including the Independent Board Members, considered the Fund’s management fee and expense ratio in comparison to the management fee and expense ratios of three peer groups. The Board noted that each of the peer groups was dissimilar to the Fund in important ways. The first peer group was a group of funds selected by Lipper. Each of these funds was a continuously offered perpetual closed-end fund. All but one of the funds primarily invested in bank loans and, as a result, did not invest in as many different types of debt instruments as the Fund. One fund invested opportunistically like the Fund and the Board considered that the Advisors believe this fund was the most similar to the Fund. The Board noted that the Fund’s total expenses, excluding investment related expenses and taxes, were the second highest in the group, the highest being the fund that was most similar to the Fund, and approximately 0.55% above the median.

The second peer group was comprised of five funds selected by the Advisors. These five funds included the Fund and another closed-end

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

credit opportunity fund managed by the Advisors. Each of these funds was a closed-end credit opportunity fund with investment policies similar to the Fund’s investment policies; however, the Board noted that investors in these funds paid a higher front-end sales load than would be paid by investors in the Fund and none of the peers paid a trail commission or service fee. In addition, only the other BlackRock fund in the peer group had a limited life. The Board noted that the Fund had a management fee equal to the highest management fee paid by any of the peer funds and approximately 0.24% higher than the median. The Board noted that the Fund would have the highest total expenses of this peer group, with or without the trail commission included, and that the Fund’s total expenses (excluding trail commission) would be approximately 0.29% higher than the median.

The third peer group was comprised of three institutional mandates managed by the Advisors and their affiliates, plus the Fund. Each of these peers paid an annual fee and a performance fee after a preferred return was paid to investors. The Board noted that the Fund could not have a similar performance fee because the Fund’s investors would not be limited to “qualified clients” as defined in the Investment Advisers Act of 1940 (the “Advisers Act”) and because the Fund will have freedom to invest in so many different types of securities it would not be possible to construct an acceptable index under the fulcrum fee rules under the Advisers Act. The Board further noted that the Advisors believe the Fund will be managed similarly to these institutional mandates managed by the Advisors. The Board noted that the Fund’s ranking in this peer group was dependent on the performance of the respective peer fund, because each peer fund’s advisory fees would be lower if no performance fee was paid, but that they could be considerably higher if a performance fee was paid.

In connection with the Board’s consideration of the above-described fee and expense arrangements, the Board, including the Independent Board Members, discussed the considerable investment experience and risk analysis capabilities of the Advisors. The Board further discussed the unique structure of the Fund and the other expenses associated with such a structure. For example, the Board noted that the Fund, unlike a traditional closed-end fund, will not be listed on a securities exchange and instead may conduct periodic tender offers in order to provide limited liquidity to shareholders. As a result, the Fund may incur costs that are not incurred by traditional closed-end funds. In further discussing the management fee, the Board noted that the Fund has a more diversified investment strategy than the selected funds in the peer groups. In addition, the Board noted that the Fund will initially focus on harder-to-value mortgage-related securities, including commercial, residential and Alt-A subprime mortgage-backed securities. In order to analyze and value such complex securities, the Fund will require collaboration among BlackRock Solutions, Risk & Quantitative Analysis and Portfolio Management. The Board noted that these factors, along with the other expenses associated with the Fund’s unique structure, helped account for the Fund’s above average management fee. In light of these factors and the other facts and circumstances applicable to the Fund, the Board, including the Independent Board Members, concluded that the proposed fees and the anticipated level of expenses to be incurred by the Fund under its Agreements support a conclusion that the Fund’s Agreements should be approved.

D. Other Factors: The Board, including the Independent Board Members, also considered the benefits to BlackRock associated with BlackRock and its affiliates providing non-advisory services to the Fund, including distribution, administrative and securities lending services. The Board considered the intangible benefits that accrue to BlackRock and its affiliates by virtue of their relationship with the Fund, including potential benefits accruing to BlackRock and its affiliates as a result of potentially stronger relationships with members of the broker-dealer community, increased name recognition of BlackRock and its affiliates, enhanced sales of other investment funds and products sponsored by BlackRock and its affiliates and increased assets under management which may increase the benefits realized by BlackRock from soft dollar arrangements with broker-dealers and its affiliated securities lending arrangement. The Board also considered the unquantifiable nature of these potential intangible benefits.

Conclusion

Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board, including a majority of the Independent Board Members, approved each of (i) the Management Agreement between the Manager and the Fund and (ii) the Sub-Advisory Agreement among the Manager, the Fund and the Sub-Advisor. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

22	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee and Trustee

G. Nicholas Beckwith, III, Trustee

Richard S. Davis, Trustee

Kent Dixon, Trustee

Frank J. Fabozzi, Trustee

Kathleen F. Feldstein, Trustee

James, T. Flynn, Trustee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Donald C. Burke, Trust President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

BlackRock Closed-End Funds

c/o BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Trust retired. The Trust’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Trust and Brendan Kyne became Vice President of the Trust.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	23

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 441-7762.

24	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust votes proxies relating to securities held in the Trust’s portfolios during the period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by the Trust for any particular quarter may be more or less than the amount of net investment income earned by the Trust during such quarter. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2009	25

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

FIVO-6/09-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – as of June 30, 2009

(a) Not Applicable

(b) Effective May 8, 2009, Mr. Mark Williams, a portfolio manager of the registrant identified in response to paragraph (a) of this item in the registrant’s registration statement on Form N-2, has resigned from the registrant’s investment adviser. Messrs. Scott Amero, Curtis Arledge, John Burger, John Vibert, Thomas Musmanno and Mark S. Warner, portfolio managers also identified in the registrant’s registration statement on Form N-2, remain responsible for the day-to-day management of the registrant’s portfolio and the selection of its investments.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fixed Income Value Opportunities

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Fixed Income Value Opportunities

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Fixed Income Value Opportunities

Date: August 21, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Fixed Income Value Opportunities

Date: August 21, 2009